FIRST AMENDMENT TO
                                CREDIT AGREEMENT
                                   AND WAIVER


     This FIRST AMENDMENT TO CREDIT AGREEMENT AND WAIVER (this "Amendment"), effective as of March 1, 2006, is entered into by and among Asbury
Automotive Group, Inc. (the "Company"), each of the subsidiaries of the Company listed on the signature pages hereof (the "Floor Plan Borrowers"), each of the Lenders listed on the signature pages hereof (the "Lenders"), JPMorgan Chase Bank, N.A., as Administrative Agent for the Lenders (the "Agent"), JPMorgan Chase Bank, N.A., as Floor Plan Agent for the Lenders (the "Floor Plan Agent") and Bank of America, N.A., as Syndication Agent.

                              PRELIMINARY STATEMENT

     WHEREAS, the Company, the Floor Plan Borrowers, the Lenders, the Agent, the Floor Plan Agent and the Syndication Agent entered into that certain Revolving Credit Agreement dated March 23, 2005 (as amended, the "Credit Agreement"), under the terms of which such Lenders agreed to make available to the Company
(a) a revolving credit commitment not to exceed at any time $150,000,000.00 and
(b) a floor plan loan commitment not to exceed $650,000,000.00 (as reduced by this Amendment); and

     WHEREAS, the Company and the Floor Plan Borrowers have requested the Lenders, the Agent and the Floor Plan Agent to amend certain provisions of the Credit Agreement; and

     WHEREAS, the Lenders, the Agent and the Floor Plan Agent have agreed to do so to the extent reflected in this Amendment.

     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration and the mutual benefits, covenants and agreements herein expressed, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. Defined Terms. All capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement.

     2. Amendment to Section 1.1. Section 1.1 of the Credit Agreement is hereby amended by restating the following definitions contained therein to read as follows:

          "Floor Plan Swing Line Commitment" means, for the Swing Line Bank, its obligation to make Swing Line Loans to the Floor Plan Borrowers in (i) any amount requested by the Company (not to exceed the Total Floor Plan Loan Commitments) to finance Motor Vehicles prior to the end of the Transition Period, and, (ii) thereafter, in an amount not to exceed $50,000,000, as determined by the Swing Line Bank in its sole discretion, provided, the Swing Line Bank, in its sole discretion, (A) may waive said $50,000,000


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

     limit for a period of up to five (5) Business Days, and (B) for the purpose of funding intra-month advances of Floor Plan Swing Line Loans to finance Motor Vehicles acquired pursuant to a Permitted Acquisition, may waive said $50,000,000 limit for up to thirty (30) days; provided further, the Swing Line Bank shall provide the Agent and the Floor Plan Lenders notice of any increase in the Floor Plan Swing Line Commitment under either subsection
     (A) or (B) of this clause (ii) immediately when made; and provided further, subject to the provisions of Article IV, the Floor Plan Swing Line Commitment shall be a part of the Floor Plan Loan Commitment rather than a separate, independent commitment.

          "Maturity Date" means March 23, 2009, or the earlier termination of the Commitments under Section 5.5, Section 11.2, and Section 11.4 unless extended pursuant to Section 5.16.

          "Revolver Swing Line Commitment" means, for the Swing Line Bank, its obligation to make Swing Line Loans to the Company up to an amount equal to Ten Million and No/100 Dollars ($10,000,000.00).

          "Silo Borrowers" means those Subsidiaries engaged in the sale of New Motor Vehicles manufactured by: (i) Ford Motor Company (including Mazda);
     (ii) General Motors Corporation or any of their subsidiaries; or (iii) DaimlerChrysler Motors Company LLC or Mercedes Benz USA, LLC or any of their Affiliates or Subsidiaries.

     3. Reduction of Commitments. The Total Floor Plan Loan Commitments are hereby reduced to $425,000,000, and the Total Revolving Credit Commitments are hereby reduced to $125,000,000. The Total Commitment is, consequently, hereby reduced to $550,000,000. Schedule 1.1(b) is hereby deleted in its entirety and replaced with Schedule 1.1(b) attached to this Amendment to reflect such reduction, and to reflect certain other changes to the Commitments and the Lenders.

     4. Amendment to Section 2.3(b). Section 2.3(b) of the Credit Agreement is amended and restated in its entirety as follows:

     "(b) (i) Drafts, if presented prior to 2:30 p.m., New York time, will be paid by the end of the same Business Day, and, otherwise, by the end of the next Business Day;

          (ii) requests for Floor Plan Borrowings, either in writing or by means of the Dealer Access System, if presented prior to 2:30 p.m., New York time, will be funded by the end of the same Business Day, and, otherwise, by the end of the next Business Day."

     5. Amendment to Section 2.3(f). Section 2.3(f) of the Credit Agreement is amended and restated in its entirety as follows:

          "(f) If at any time between Floor Plan Adjustment Dates, (i) the repayment of all of a Swing Line Loan attributable to Used Motor Vehicles would cause the outstanding balance of all Swing Line Loans attributable to Used Motor Vehicles outstanding under the Floor Plan Loan Commitments to be paid in full, then such payment shall be applied to outstanding Floor Plan Loans attributable to Used Motor Vehicles and shall be subject to Section
     5.10 or (ii) the repayment of all of a Swing Line Loan attributable to New Motor Vehicles would cause the outstanding balance of all Swing Line Loans attributable to New Motor Vehicles outstanding under the Floor Plan Commitments to be paid in full, then such payment shall be applied to the outstanding Floor Plan Loans attributable to New Motor Vehicles and shall be subject to Section 5.10."

     6. Amendment to Section 2.4. Section 2.4(a) and (d) are hereby amended as follows:

          (i) Clauses (iii) and (iv) are deleted from Section 2.4(a), and

          (ii) Section 2.4(d) is restated in its entirety as follows:

          "(d) At or before 12:00 p.m. New York Time, on the fourth Business Day of each month, the Floor Plan Agent shall initiate automatic debits by ACH transfer from the accounts of the Floor Plan Borrowers in the amount of (i) the interest that has accrued on the Floor Plan Loans and Swing Line Loans under the Floor Plan Swing Line Commitment during the period between the last two Floor Plan Adjustment Dates and (ii) the amount of principal due pursuant to Section 2.5(a) in respect of Motor Vehicles for which Curtailment Dates have occurred during said period."

     7. Amendment to Section 2.5. Section 2.5(a) of the Credit Agreement is amended to change the reference therein to "ten (10) days" to "ten (10) Business Days".

     8. Amendment to Section 5.4. Notwithstanding anything to the contrary in the Credit Agreement, the fees described in Section 5.4 of the Credit Agreement shall be payable quarterly, within one (1) Business Day of notice by the Agent or Floor Plan Agent invoicing the Company for such fees.

     9. Amendment to Section 5.5(a). Section 5.5(a) is hereby amended by inserting the words "or in part" immediately following the words "in whole" on the second line and by changing the reference to "twenty percent (20%)" in
Section 5.5(a) to "twenty-five percent (25%)", such that the Revolving Credit Loan Commitment shall not exceed twenty-five percent (25%) of the Total Commitment.

     10. Amendment to Section 5.18.

     (a) The reference to "twenty percent (20%)" in Section 5.18(a) is hereby amended to read twenty-five percent"

     (b) The reference to "$900,000,000" in Section 5.18(f) is hereby amended to read "$650,000,000."

     11. Amendment to Section 8.3(b). Section 8.3(b) of the Credit Agreement is amended and restated in its entirety as follows:

          "(b) with respect to Borrowings under the Revolving Credit Loan Commitment, the Company shall provide an Availability Analysis to the Agent;"

     12. Amendment to Section 9.5(e). Section 9.5(e) is amended and restated in its entirety as follows:

          "(e) Monthly Financial Statement and Manufacturer/Dealer Statements. Within 20 days after the end of each month, consolidating financial statements of the Company and its Subsidiaries prepared in accordance with GAAP, including an income statement and year to date income statement and balance sheet, and, within two (2) Business Days of the request of the Agent or Floor Plan Agent, copies of each Manufacturer/Dealer Statement of each Floor Plan Borrower;"

     13. Amendment to Exhibit 9.5(g). Exhibit 9.5(g) is hereby amended and restated in its entirety in the form of Exhibit 9.5(g) attached hereto.

     14. Amendment to Section 9.6(b). Notwithstanding anything to the contrary in the Credit Agreement, the written report of litigation described in Section 9.6(b) shall be provided by the Company only within thirty (30) days after the end of each calendar quarter.

     15. Addition of Section 9.21. A new Section 9.21 is hereby added to the Credit Agreement as follows:

          "Section 9.21 Dealer Relocations. Following the relocation of a Dealer Location, the Company will notify the Agent within sixty (60) days of such relocation; such notification will include a description of the new location."

     16. Amendment of Section 10.1(o). Section 10.1(o) is amended and restated in its entirety as follows:

          "(o) Indebtedness of any Silo Borrower (which, for purposes of this Section 10.1(o), shall include any Silo Borrower that is both a Silo Borrower and a Floor Plan Borrower) consisting of floor plan financing for New Motor Vehicles provided by Ford Motor Credit Corporation, General

     Motors Acceptance Corporation ("GMAC") or DaimlerChrysler Financial Services Americas LLC ("DCFS") to such Subsidiary ("Permitted New Vehicle Floor Plan Indebtedness"), provided (i) such financing applies only to New Motor Vehicles sold to such Subsidiary by a Manufacturer affiliated with Ford Motor Credit Corporation, GMAC or DCFS and that have never been and are not subject to a security interest in favor of the Agent other than as contemplated in an intercreditor agreement as described below in this
     Section 10.1(o), (ii) such Indebtedness is secured solely by a Lien on said New Motor Vehicles and the proceeds thereof and such other collateral as agreed by Agent and the Required Lenders, and (iii) the Agent shall have executed with Ford Motor Credit Corporation, GMAC and DCFS an Intercreditor Agreement, reasonably satisfactory to the Agent, the Floor Plan Agent and the Required Lenders, setting forth the respective rights of each party in the assets of such Silo Borrower;

     17. Release of Dissolved Floor Plan Borrowers. The Company may designate in writing to the Agent that a Floor Plan Borrower that was created for the purpose of a Permitted Acquisition that was not completed shall cease to be a Floor Plan Borrower or a Guarantor under the Loan Documents (a "Non-Borrower Subsidiary"). A Non-Borrower Subsidiary so designated by the Company shall be released from any and all obligations under the Credit Agreement and the other Loan Documents upon notice from the Agent within ten (10) days of satisfaction of the following conditions: (i) delivery to the Agent of a certificate executed by an officer of the Company certifying that (a) there are no Loans outstanding to such Non-Borrower Subsidiary, (b) the aggregate value of all assets of such Non-Borrower Subsidiary that are subject to any Security Document is less than $1,000, (c) no Event of Default exists or will result from such Non-Borrower Subsidiary ceasing to be a Floor Plan Borrower, and (d) the Company is in compliance with Section 10.11 through Section 10.14 after giving effect to such Non-Borrower Subsidiary ceasing to be a Floor Plan Borrower and (ii) delivery to the Agent of a filed certificate of dissolution from the jurisdiction of organization of the Non-Borrower Subsidiary.

     18. Waiver. The Lenders hereby waive compliance with the covenants contained in Section 9.5(a) and Section 9.5(b) of the Credit Agreement, only to the extent that the Company's Form 10-K for the fiscal year ended 2004 and its Forms 10-Q for the quarters ended March 31, 2005, June 30, 2005 and September 30, 2005 are being amended and restated in order to conform with Statement of Financial Accounting Standards No. 95 "Statement of Cash Flows" ("SFAS No. 95") and only to the extent required to avoid an Event of Default caused by previously delivered financial statements failure to comply with SFAS No. 95.

     19. New Lender. By execution of this Amendment, DaimlerChrysler Financial Services Americas LLC shall become a New Lender and shall be bound by and entitled to the benefits of the Credit Agreement.

     20. Ratification. The Company and each of the Floor Plan Borrowers hereby ratify all of its Obligations under the Credit Agreement and each of the Loan

Documents to which it is a party, and agrees and acknowledges that the Credit Agreement and each of the Loan Documents to which it is a party are and shall continue to be in full force and effect as amended and modified by this Amendment. Nothing in this Amendment extinguishes, novates or releases any right, claim, lien, security interest or entitlement of any of the Lenders, the Agent or the Floor Plan Agent created by or contained in any of such documents nor is the Company nor any Floor Plan Borrower released from any covenant, warranty or obligation created by or contained herein or therein.

     21. Representations and Warranties. The Company and each of the Floor Plan Borrowers hereby represents and warrants to the Administrative Agent and the Lenders that (a) this Amendment has been duly executed and delivered on behalf of the Company and each of the Floor Plan Borrowers, (b) this Amendment constitutes a valid and legally binding agreement enforceable against the Company and each of the Floor Plan Borrowers in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law, (c) the representations and warranties contained in the Credit Agreement and the Loan Documents are true and correct on and as of the date hereof in all material respects as though made as of the date hereof, except as heretofore otherwise disclosed in writing to the Agent, (d) no Default or Event of Default exists under the Credit Agreement or under any Loan Document and (e) the execution, delivery and performance of this Amendment has been duly authorized by the Company and each of the Floor Plan Borrowers.

     22. Conditions to Effectiveness. This Amendment shall be effective upon the execution and delivery hereof by all parties to the Agent and receipt by the Agent of the following in form satisfactory to the Agent:

     (a) this Amendment;

     (b) a certificate of an officer and of the secretary or an assistant secretary of each of the Company, and each Floor Plan Borrower certifying, inter alia, (i) copies of each of the articles or certificate of incorporation or organization, as amended and in effect, of such Person, the bylaws or Operating Agreement or regulations, as amended and in effect, of such Person (or a statement that such documents have not changed) and the resolutions adopted by the Board of Directors or Managers of such Person (A) authorizing the execution, delivery and performance by such Person of the Loan Documents to which it is or will be a party, and (B) approving the form of this Amendment and (ii) the incumbency and specimen signatures of the officers of such Person executing any documents on its behalf;

     (c) the payment to the Agent of all fees and expenses (including the fees and disbursements of Andrews Kurth LLP) and all fees payable to the Lenders in connection with this Amendment;

     (d) such other consents, approvals, opinions or documents as the Agent or the Lenders may reasonably request.

     23. Lenders' Consent to Amend Security Agreements. By execution hereof, the Lenders consent and approve the terms of the First Amendment to Security

Agreement (Non-Toyota Lexus) and the First Amendment to Security Agreement (Toyota/Lexus), both in the forms attached hereto as Exhibit A and Exhibit B.

     24. Release and Indemnity. (a) The Company does hereby release and forever discharge the Agent, Floor Plan Agent and each of the Lenders and each affiliate thereof and each of their respective employees, officers, directors, trustees, agents, attorneys, successors, assigns or other representatives from any and all claims, demands, damages, actions, cross-actions, causes of action, costs and expenses (including legal expenses), of any kind or nature whatsoever, whether based on law or equity, which any of said parties has held or may now or in the future own or hold, whether known or unknown, for or because of any matter or thing done, omitted or suffered to be done on or before the actual date upon which this Amendment is signed by any of such parties (a) arising directly or indirectly out of the Loan Documents, or any other documents, instruments or any other transactions relating thereto and/or (b) relating directly or indirectly to all transactions by and between the Company, the Floor Plan Borrowers, or their representatives and the Agent, the Floor Plan Agent and each Lender or any of their respective directors, officers, agents, employees, attorneys or other representatives. Such release, waiver, acquittal and discharge shall and does include, without limitation, any claims of usury, fraud, duress, misrepresentation, lender liability, control, exercise of remedies and all similar items and claims, which may, or could be, asserted by the Company or any Floor Plan Borrower.

     (b) The Company and each Floor Plan Borrower hereby ratifies the indemnification provisions contained in the Loan Documents, including, without limitation, Section 13.4 of the Credit Agreement, and agrees that this Amendment and losses, claims, damages and expenses related thereto shall be covered by such indemnities.

     25. Counterparts. This Amendment may be signed in any number of counterparts, which may be delivered in original or facsimile form each of which shall be construed as an original, but all of which together shall constitute one and the same instrument.

     26. Governing Law. This Amendment, all Notes, the other Loan Documents and all other documents executed in connection herewith shall be deemed to be contracts and agreements under the laws of the State of New York and of the United States of America and for all purposes shall be construed in accordance with, and governed by, the laws of New York and of the United States.

     27. Final Agreement of the Parties. Any previous agreement among the parties with respect to the subject matter hereof is superseded by the Credit Agreement, as amended by this Amendment. Nothing in this Amendment, express or implied is intended to confer upon any party other than the parties hereto any rights, remedies, obligations or liabilities under or by reason of this Amendment.

                                     * * *
                          Signatures on Separate Pages

                                                                      Exhibit A

                               FIRST AMENDMENT TO
                          SECURITY AND PLEDGE AGREEMENT
                               (Non-Toyota/Lexus)


     THIS FIRST AMENDMENT TO SECURITY AND PLEDGE AGREEMENT (this "Amendment"), effective as of March 1, 2006, is entered into by and among ASBURY AUTOMOTIVE GROUP, INC. (the "Company"), each of the subsidiaries of the Company listed on the signature pages hereof (such subsidiaries, together with the Company, the "Debtors") and JPMORGAN CHASE BANK, N.A., as Administrative Agent under the Credit Agreement (as herein defined), not in its individual capacity, but solely as agent for the Lenders and other Secured Parties (in such capacity, together with its successors in such capacity, the "Administrative Agent").

                                    RECITALS

     WHEREAS, the Company, certain subsidiaries of the Company (the "Floor Plan Borrowers"), the lenders party thereto (the "Lenders"), the Administrative Agent, JPMorgan Chase Bank, N.A., as Floor Plan Agent (the "Floor Plan Agent") and Bank of America, N.A., as Syndication Agent entered into that certain Revolving Credit Agreement dated as of March 23, 2005 (as amended, modified and supplemented from time to time, the "Credit Agreement"), pursuant to which the Lenders agreed to make loans to and other extensions of credit on behalf of the Debtors; and

     WHEREAS, the Debtors and the Administrative Agent entered into that certain Security and Pledge Agreement dated as of even date with the Credit Agreement (the "Security Agreement"); and

     WHEREAS, the Company, the Floor Plan Borrowers, the Lenders, the Administrative Agent and the Floor Plan Agent are amending certain provisions of the Credit Agreement pursuant to that certain First Amendment to Credit Agreement and Waiver dated as of even date herewith (the "First Amendment to Credit Agreement"); and

     WHEREAS, the Debtors have requested the Administrative Agent to amend the definition of General Intangibles as set forth in the Security Agreement; and

     WHEREAS, the Administrative Agent has agreed to amend the Security Agreement to the extent reflected in this Amendment.

     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration and the mutual benefits, covenants and agreements herein expressed, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. Defined Terms. All capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings ascribed to such terms in the Security Agreement.

     2. Amendment to Section 1.01. Section 1.01 of the Security Agreement is hereby amended by restating the definition of General Intangibles contained therein to read as follows:

          "General Intangibles" means all "general intangibles" (as defined in the UCC) now owned or hereafter acquired by any Debtors, including (i) all obligations or indebtedness owing to any Debtor (other than Accounts) from whatever source arising, (ii) all Intellectual Property and goodwill, (iii) all rights or claims in respect of refunds for taxes paid, (iv) all payment intangibles and (v) to the extent permitted by applicable law, all rights in respect of any pension plan or similar arrangement maintained for employees of any Debtor but specifically excluding any investment contracts, life insurance policies and/or securities accounts that are maintained by the Company for the investment of funds in connection with employee deferred compensation plans."

     3. Ratification. Each Debtor hereby ratifies all of its Secured Obligations under the Security Agreement and agrees and acknowledges that the Security Agreement is and shall continue to be in full force and effect as amended and modified by this Amendment. Nothing in this Amendment extinguishes, novates or releases any right, claim, lien, security interest or entitlement of any of the Lenders, the Secured Parties or the Administrative Agent created by or contained in the Security Agreement nor is any Debtor released from any covenant, warranty or obligation created by or contained therein.

     4. Representations and Warranties. Each Debtor hereby represents and warrants to the Administrative Agent, the Lenders and the Secured Parties that
(i) this Amendment has been duly executed and delivered on behalf of such Debtor, subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law, (ii) this Amendment constitutes a valid and legally binding agreement enforceable against each Debtor in accorded with its terms, (iii) the representations and warranties contained in the Security Agreement are true and correct on and as of the date hereof in all material respects as though made as of the date hereof, except as heretofore otherwise disclosed in writing to the Administrative Agent, (iv) no Default or Event of Default exists under the Security Agreement and (v) the execution, delivery and performance of this Amendment has been duly authorized by each of the Debtors.

     5. Conditions to Effectiveness. This Amendment shall be effective upon the execution and delivery hereof by all parties to the Administrative Agent and receipt by the Administrative Agent of the following in form and substance satisfactory to the Administrative Agent:

     (a) this Amendment and the First Amendment to Credit Agreement, executed by all parties thereto;

     (b) a certificate of an officer and of the secretary or an assistant secretary of each of the Debtors certifying, inter alia, (i) copies of each of the articles or certificate of incorporation or organization, as amended and in effect, of such Debtor, the bylaws or operating agreement or regulations, as amended and in effect, of such Debtor (or a statement that such documents have not changed) and the resolutions adopted by the board of directors or managers or members of such Debtor (A) approving the form of this Amendment and (B) authorizing the execution, delivery and performance by such Debtor of this Amendment and (ii) the incumbency and specimen signatures of the officers of such Debtor executing any documents on its behalf;

     (c) the payment to the Administrative Agent of all fees and expenses (including the fees and disbursements of Andrews Kurth LLP) and all fees payable to the Lenders in connection with this Amendment;

     (d) such other consents, approvals, opinions or documents as the Administrative Agent may reasonably request.

     6. Release and Indemnity.

     (a) Each of the Debtors hereby releases and forever discharges the Administrative Agent and each of the Lenders and Secured Parties and each affiliate thereof and each of their respective employees, officers, directors, trustees, agents, attorneys, successors, assigns or other representatives from any and all claims, demands, actions, cross-actions, causes of action, costs and expenses (including legal expenses), of any kind or nature whatsoever, whether based in law or equity, which any of said parties has held or may now or in the future own or hold, whether known or unknown, for or because of any matter or thing done, omitted or suffered to be done on or before the actual date upon which this Amendment is signed by any of such parties (i) arising directly or indirectly out of the Loan Documents, or any other documents, instruments or any other transactions relating thereto and/or (ii) relating directly or indirectly to all transactions by and between the Debtors or their representatives and the Administrative Agent, the Lenders and the Secured Parties or any of their respective directors, officers, agents, employees, attorneys or other representatives. Such release, waiver, acquittal and discharge shall and does include, without limitation, any claims of usury, fraud, duress, misrepresentation, lender liability, control, exercise of remedies and all similar items and claims which may, or could be, asserted by any of the Debtors.

     (b) Each of the Debtors hereby ratifies the indemnification provisions contained in the Loan Documents, including, without limitation, Section 13.4 of the Credit Agreement, and agrees that this Amendment and any losses, claims, damages and expenses related thereto shall be covered by such indemnities.

     7. Counterparts. This Amendment may be signed in any number of counterparts, which may be delivered in original or facsimile form, each of which shall be construed as an original, but all of which shall constitute one and the same instrument.

     8. Governing Law. This Amendment, all Notes, the other Loan Documents and all other documents executed in connection herewith shall be deemed to be contracts and agreements under the laws of the State of New York and of the United States of America and for all purposes shall be construed in accordance with, and governed by, the law of New York and of the United States.

     9. Final Agreement of the Parties. Any previous agreement among the parties with respect to the subject matter hereof is superseded by the Security Agreement, as amended by this Amendment. Nothing in this Amendment, express or implied, is intended to confer upon any party other than the parties hereto any rights, remedies, obligations or liabilities under or by reason of this Amendment.

   [Remainder of page intentionally left blank; signatures on separate pages]

                                                                     Exhibit B

                               FIRST AMENDMENT TO
                          SECURITY AND PLEDGE AGREEMENT
                                 (Toyota/Lexus)


     THIS FIRST AMENDMENT TO SECURITY AND PLEDGE AGREEMENT (this "Amendment"), effective as of March 1, 2006, is entered into by and among ASBURY AUTOMOTIVE GROUP, INC. (the "Company"), each of the subsidiaries of the Company listed on the signature pages hereof (such subsidiaries, together with the Company, the "Debtors") and JPMORGAN CHASE BANK, N.A., as Administrative Agent under the Credit Agreement (as herein defined), not in its individual capacity, but solely as agent for the Lenders and other Secured Parties (in such capacity, together with its successors in such capacity, the "Administrative Agent").

                                    RECITALS

     WHEREAS, the Company, certain subsidiaries of the Company (the "Floor Plan Borrowers"), the lenders party thereto (the "Lenders"), the Administrative Agent, JPMorgan Chase Bank, N.A., as Floor Plan Agent (the "Floor Plan Agent") and Bank of America, N.A., as Syndication Agent entered into that certain Revolving Credit Agreement dated as of March 23, 2005 (as amended, modified and supplemented from time to time, the "Credit Agreement"), pursuant to which the Lenders agreed to make loans to and other extensions of credit on behalf of the Debtors; and

     WHEREAS, the Debtors and the Administrative Agent entered into that certain Security and Pledge Agreement dated as of even date with the Credit Agreement (the "Security Agreement"); and

     WHEREAS, the Company, the Floor Plan Borrowers, the Lenders, the Administrative Agent and the Floor Plan Agent are amending certain provisions of the Credit Agreement pursuant to that certain First Amendment to Credit Agreement and Waiver dated as of even date herewith (the "First Amendment to Credit Agreement"); and

     WHEREAS, the Debtors have requested the Administrative Agent to amend the definition of General Intangibles as set forth in the Security Agreement; and

     WHEREAS, the Administrative Agent has agreed to amend the Security Agreement to the extent reflected in this Amendment.

     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration and the mutual benefits, covenants and agreements herein expressed, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. Defined Terms. All capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings ascribed to such terms in the Security Agreement.

     2. Amendment to Section 1.01. Section 1.01 of the Security Agreement is hereby amended by restating the definition of General Intangibles contained therein to read as follows:

          "General Intangibles" means all "general intangibles" (as defined in the UCC) now owned or hereafter acquired by any Debtors, including (i) all obligations or indebtedness owing to any Debtor (other than Accounts) from whatever source arising, (ii) all Intellectual Property and goodwill, (iii) all rights or claims in respect of refunds for taxes paid, (iv) all payment intangibles and (v) to the extent permitted by applicable law, all rights in respect of any pension plan or similar arrangement maintained for employees of any Debtor but specifically excluding any investment contracts, life insurance policies and/or securities accounts that are maintained by the Company for the investment of funds in connection with employee deferred compensation plans."

     3. Ratification. Each Debtor hereby ratifies all of its Secured Obligations under the Security Agreement and agrees and acknowledges that the Security Agreement is and shall continue to be in full force and effect as amended and modified by this Amendment. Nothing in this Amendment extinguishes, novates or releases any right, claim, lien, security interest or entitlement of any of the Lenders, the Secured Parties or the Administrative Agent created by or contained in the Security Agreement nor is any Debtor released from any covenant, warranty or obligation created by or contained therein.

     4. Representations and Warranties. Each Debtor hereby represents and warrants to the Administrative Agent, the Lenders and the Secured Parties that
(i) this Amendment has been duly executed and delivered on behalf of such Debtor, subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law, (ii) this Amendment constitutes a valid and legally binding agreement enforceable against each Debtor in accorded with its terms, (iii) the representations and warranties contained in the Security Agreement are true and correct on and as of the date hereof in all material respects as though made as of the date hereof, except as heretofore otherwise disclosed in writing to the Administrative Agent, (iv) no Default or Event of Default exists under the Security Agreement and (v) the execution, delivery and performance of this Amendment has been duly authorized by each of the Debtors.

     5. Conditions to Effectiveness. This Amendment shall be effective upon the execution and delivery hereof by all parties to the Administrative Agent and receipt by the Administrative Agent of the following in form and substance satisfactory to the Administrative Agent:

     (a) this Amendment and the First Amendment to Credit Agreement, executed by all parties thereto;

     (b) a certificate of an officer and of the secretary or an assistant secretary of each of the Debtors certifying, inter alia, (i) copies of each of

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the articles or certificate of incorporation or organization, as amended and in effect, of such Debtor, the bylaws or operating agreement or regulations, as amended and in effect, of such Debtor (or a statement that such documents have not changed) and the resolutions adopted by the board of directors or managers or members of such Debtor (A) approving the form of this Amendment and (B) authorizing the execution, delivery and performance by such Debtor of this Amendment and (ii) the incumbency and specimen signatures of the officers of such Debtor executing any documents on its behalf;

     (c) the payment to the Administrative Agent of all fees and expenses (including the fees and disbursements of Andrews Kurth LLP) and all fees payable to the Lenders in connection with this Amendment;

     (d) such other consents, approvals, opinions or documents as the Administrative Agent may reasonably request.

     6. Release and Indemnity.

     (a) Each of the Debtors hereby releases and forever discharges the Administrative Agent and each of the Lenders and Secured Parties and each affiliate thereof and each of their respective employees, officers, directors, trustees, agents, attorneys, successors, assigns or other representatives from any and all claims, demands, actions, cross-actions, causes of action, costs and expenses (including legal expenses), of any kind or nature whatsoever, whether based in law or equity, which any of said parties has held or may now or in the future own or hold, whether known or unknown, for or because of any matter or thing done, omitted or suffered to be done on or before the actual date upon which this Amendment is signed by any of such parties (i) arising directly or indirectly out of the Loan Documents, or any other documents, instruments or any other transactions relating thereto and/or (ii) relating directly or indirectly to all transactions by and between the Debtors or their representatives and the Administrative Agent, the Lenders and the Secured Parties or any of their respective directors, officers, agents, employees, attorneys or other representatives. Such release, waiver, acquittal and discharge shall and does include, without limitation, any claims of usury, fraud, duress, misrepresentation, lender liability, control, exercise of remedies and all similar items and claims which may, or could be, asserted by any of the Debtors.

     (b) Each of the Debtors hereby ratifies the indemnification provisions contained in the Loan Documents, including, without limitation, Section 13.4 of the Credit Agreement, and agrees that this Amendment and any losses, claims, damages and expenses related thereto shall be covered by such indemnities.

     7. Counterparts. This Amendment may be signed in any number of counterparts, which may be delivered in original or facsimile form, each of which shall be construed as an original, but all of which shall constitute one and the same instrument.

     8. Governing Law. This Amendment, all Notes, the other Loan Documents and all other documents executed in connection herewith shall be deemed to be contracts and agreements under the laws of the State of New York and of the United States of America and for all purposes shall be construed in accordance with, and governed by, the law of New York and of the United States.

     9. Final Agreement of the Parties. Any previous agreement among the parties with respect to the subject matter hereof is superseded by the Security Agreement, as amended by this Amendment. Nothing in this Amendment, express or implied, is intended to confer upon any party other than the parties hereto any rights, remedies, obligations or liabilities under or by reason of this Amendment.

   [Remainder of page intentionally left blank; signatures on separate pages]

                                                                 EXHIBIT 9.5(g)

                          FORM OF AVAILABILITY ANALYSIS

(I)  Revolving Credit Loan Advance Limit Calculation:

     (a)  The lesser of (i) and (ii):

          (i)  The Revolving Credit Loan Commitment                $___________
          (ii) The Revolving Credit Borrowing Base
               (as calculated in (II) below)                       $___________

     (b) Minus the amount of the Reserve Commitment                $___________

(II) Revolving Credit Borrowing Base Calculation:

         For the Company and its Subsidiaries on a consolidated basis, the difference between (a) and (b):

     (a) The sum of the following items, without duplication, on which the Administrative Agent holds a valid and perfected first priority
          Lien:
          (i)  100% of the wholesale purchase price of             $___________
               New Motor Vehicles and Demonstrators that
               are part of the Collateral;
               (A) (less New Motor Vehicles and Demonstrators,    ($___________)
                   which includes Ford,
                   Lincoln/Mercury, Mazda,
                   Volvo, Range Rover, Jaguar and Aston Martin)
               (B) (less General Motors New Motor Vehicles and    ($___________)
                   Demonstrators, which includes Chevrolet,
                   Pontiac Buick, GMC, Cadillac, Saturn, Saab
                   and Hummer)
               (C) (less Trucks)                                  ($___________)
               (D) (less Toyota/Lexus Floor Plan Borrowers, New   ($___________)
                   Motor Vehicles and Demos)



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               (E) (less DaimlerChrysler New Motor Vehicles and   ($___________)
                   Demonstrators, which include Chrysler, Dodge,
                   Jeep and Mercedes-Benz)

         (ii)  75% of the Book Value of Used Motor Vehicles and    $___________
               Rental Motor Vehicles that are part of
               the Collateral;

         (iii) 100% of the amount of contracts in transit,         $___________
               including, without limitation, all accounts,
               chattel paper and agreements of third parties to
               pay the purchase price of vehicles sold to
               customers, which agreements are not yet funded;
               (A)  (less Ford contracts in transit, which        ($___________)
                    includes Ford, Lincoln/Mercury, Mazda,
                    Volvo, Range Rover, Jaguar and Aston Martin)
               (B)  (less General Motors contracts in transit,    ($___________)
                    which includes Chevrolet, Pontiac, Buick,
                    GMC, Cadillac, Saturn, Saab and Hummer)
               (C)  (less truck operations contracts in transit)  ($___________)
               (D)  (less Toyota/Lexus Floor Plan Borrower        ($___________)
                    contracts in transit)
               (E) (less DaimlerChrysler contracts in transit, which includes Chrysler, Dodge, Jeep and Mercedes-Benz)

         (iv)  80% of Eligible Accounts, excluding those           $___________
               described in (iii) above;

         (v)   60% of the Book Value of parts inventory;           $___________


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         (vi)  50% of the cash deposits in the Concentration       $___________
               Accounts, Platform Accounts and Floor Plan
               Borrower Dealership Accounts and all other deposit accounts in which the Lenders have a perfected security interest evidenced by a control agreement with the depository bank for each such account; and

         (vii) 50% of the market value of the securities held      $___________
               insecurities accounts in which the Lenders have a
               perfected security interest evidenced by a control
               agreement with the securities intermediary for such
               account.
         Sum of (i) through (vii)                                  $___________

     b.  100% of all Floor Plan Loans and Floor Plan               $___________
         Swing Line Loans.

     Difference between (a) and (b)                                $___________

III. Used Car Book Value; Floor Plan Advance Limit:

     (a) The Book Value of all Used Motor Vehicles owned           $___________
         by the Floor Plan Borrowers.

     (b) Floor Plan Advance Limit for Used Motor Vehicles          $___________
         (70% of (a)).